Exhibit 10b

                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



       STEPHEN E. ROTH


 DIRECT LINE: (202) 383-0158
 Internet: sroth@sablaw.com






                                                    July 31, 1998



Glenbrook Life and Annuity Company
3100 Sanders Road
Northbrook, Illinois  60062

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed as part of to the registration statement on Form N-4 of the Glenbrook Life Scudder Variable Account (A) for certain variable annuity contracts. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                       Very truly yours,

                                       SUTHERLAND, ASBILL & BRENNAN LLP



                                       By: /s/ Stephen E. Roth
                                           -------------------
                                           Stephen E. Roth